FINANCIAL RISK MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2013
Financial Risk Management Disclosure [Abstract]
Schedule Of Foreign Currency Risk On Net Working Capital and Sensitivity Analysis [Table Text Block]
The following table indicates the impact of foreign currency risk on net working capital as at December 31, 2013. The table below also provides a sensitivity analysis of a 10 percent strengthening of the US dollar against the Omani rial, the Turkish lira, the Canadian dollar and the British pound as identified which would have increased (decreased) the Company’s net loss by the amounts shown in the table below. A 10 percent weakening of the US dollar against the Omani rial, the Turkish Lira, the Canadian dollar and the British pound would have had an equal but opposite effect as at December 31, 2013.

	Omani Rial	Canadian Dollar	Turkish Lira	British Pound
	$	$	$	$
Cash	1,080	13,662	27,399	-
Prepaids and advances	1,150	4,162	108,333	-
Accounts payable	-	(120,310)	(7,498)	(58,723)
Accrued liabilities	(82,389)	(1,500)	-	-
Total foreign currency working capital	(80,159)	(103,986)	128,234	(58,723)
US$ exchange rate at December 31, 2013	2.5909	0.9402	0.4673	1.6573
Total foreign currency net working capital in US$	(207,684)	(97,768)	59,924	(97,322)
Impact of a 10% strengthening of the US$ on net loss	(20,768)	(9,777)	5,992	(9,732)

Schedule Of Fair Value Of Mineral Properties [Table Text Block]
The fair value of mineral properties would be included in the hierarchy as follows:

Fair Value Measurements at Reporting Date Using:

December 31, 2013

Assets:	Level 1	Level 2	Level 3

Mineral properties	-	800,000	-

December 31, 2012
Assets:	Level 1	Level 2	Level 3

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